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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549









                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 12, 1998



                               JAMESON INNS, INC.
             (Exact name of Registrant as specified in its charter)




         Georgia                   0-23256                58-2079583
         -------                   -------                ----------
     (State or other           (Commission File       (I.R.S. Employer
     jurisdiction of                Number)           Identification No.)
     incorporation)





8 Perimeter East -- Suite 8050, Atlanta, Georgia                   30346-1603
------------------------------------------------                   ----------
(Address of Registrant's principal executive offices)              (Zip Code)

Registrant's telephone number, including area code    (770) 901-9020
                                                      --------------


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ITEM 5. Other Events.

         On March 12, 1998, the Registrant entered into an underwriting agreement (the "Underwriting Agreement") with Morgan Keegan & Company, Inc. and CIBC Oppenheimer Corp. (the "Underwriters") pursuant to which the Registrant agreed to sell to the Underwriters for distribution to the public 1,200,000 shares of its 9.25% Series A Cumulative Preferred Stock, par value $1.00 per share, of Registrant at the public offering price of $25.00 per share. The offer and sale of the shares were covered by the Registration Statement on Form S-3 (File No. 333-20143) which was declared effective on February 28, 1997, including a prospectus of the same date, as amended and supplemented by a prospectus supplement dated March 13, 1998, which was filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5).

ITEM 7. Financial Statements and Exhibits.

     (c)  Exhibits

          Exhibit 1.1 Form of Underwriting Agreement dated March 12, 1998, by and among the Registrant, as issuer, Jameson Operating Company, LLC, Morgan Keegan & Company, Inc. and CIBC Oppenheimer Corp. providing for the sale of 1,200,000 shares of the 9.25% Series A Cumulative Preferred Stock

          Exhibit 4.1 Specimen of Certificate representing Registrant's 9.25% Series A Cumulative Preferred Stock, par value $1.00 per share incorporated by reference to Exhibit 1 to the Company's Registration Statement on Form 8-A filed March 13, 1998 (File No. 23256)

          Exhibit 4.2 Articles of Amendment designating the 9.25% Series A Cumulative Preferred Stock incorporated by reference to Exhibit 2 to the Company's Registration Statement on Form 8-A filed March 13, 1998 (File No. 23256)

          Exhibit 5.1 Opinion of Conner & Winters, A Professional Corporation, regarding the validity of the 9.25% Series A Cumulative Preferred Stock

          Exhibit 8.1 Opinion of Conner & Winters, A Professional Corporation, relating to certain tax matters

          Exhibit 12.1 Calculation of Ratios of Earnings to Combined Fixed
                       Charges incorporated by reference to Exhibit 13.1 to the Annual Report filed on Form 10-K for the year ended December 31, 1997

          Exhibit 23.1 Consent of Conner & Winters, A Professional Corporation
                       (included in its opinions as Exhibits 5.1 and 8.1)

          Exhibit 23.2 Consent of Ernst & Young LLP


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               JAMESON INNS, INC.

March 18, 1998                 By:  /s/ Craig R. Kitchin
                                  ---------------------------------------------
                                  Craig R. Kitchin, Vice President-Finance,
                                  Treasurer and Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit Number               Description                                                           Page
--------------               -----------                                                           ----
1.1                          Underwriting Agreement dated March 12, 1998

4.1                          Specimen of Certificate representing Registrant's 9.25%
                             Series A Cumulative Preferred Stock, par value $1.00
                             per share incorporated by reference to Exhibit 1 to the
                             Company's Registration Statement on Form 8-A filed
                             March 13, 1998 (File No. 23256)

4.2                          Articles of Amendment designating the 9.25% Series A
                             Cumulative Preferred Stock incorporated by reference to
                             Exhibit 2 to the Company's Registration Statement on
                             Form 8-A filed March 13, 1998 (File No. 23256)

5.1                          Opinion of Conner & Winters, A Professional
                             Corporation, regarding the validity of the 9.25% Series
                             A Cumulative Preferred Stock

8.1                          Opinion of Conner & Winters, A Professional
                             Corporation, relating to certain tax matters

12.1                         Calculation of Ratios of Earnings to Combined Fixed
                             Charges incorporated by reference to Exhibit 13.1 to the
                             Annual Report filed on Form 10-K for the year ended
                             December 31, 1997

23.1                         Consent of Conner & Winters, A Professional
                             Corporation (included in its opinions as Exhibits 5.1
                             and 8.1)

23.2                         Consent of Ernst & Young LLP